UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2024

LIBERTY LATIN AMERICA LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-38335	98-1386359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)
Clarendon House,
2 Church Street,
Hamilton HM 11, Bermuda
(Address of Principal Executive Office)
(303) 925-6000
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Common Shares, par value $0.01 per share	LILA	The NASDAQ Stock Market LLC
Class C Common Shares, par value $0.01 per share	LILAK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 21, 2024, Liberty Latin America Ltd. (the “Company”) held its Annual General Meeting of Shareholders. At the Annual General Meeting, shareholders of the Company considered and acted upon four proposals:

1. To elect Charles H.R. Bracken, Balan Nair and Eric L. Zinterhofer to serve as Class I members of the board of directors of the Company (the “Board”) until the 2027 Annual General Meeting of Shareholders or their earlier resignation or removal.

2. To appoint KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and to authorize the Board, acting by the audit committee, to determine the independent auditors remuneration (the “Auditors Appointment Proposal”).

3. To approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Company’s definitive proxy statement for the 2024 Annual General Meeting of Shareholders under the heading “Executive Officers and Directors Compensation” (the “Say-on-Pay Proposal”).

4. To approve, on an advisory basis, the frequency at which future say-on-pay votes will be held (the “Say-on-Frequency Proposal”).

The vote results detailed below represent the final results as certified by the Inspector of Elections. The number of votes cast for, as well as the number of votes cast against or withheld, the number of abstentions and broker non-votes as to each such proposal, are set forth below.

Proposal 1 - Election of the Following Nominees to the Company’s Board of Directors:

	FOR	WITHHELD	BROKER NON- VOTES
Charles H.R. Bracken	31,492,827	13,300,408	5,050,817
Balan Nair	37,634,731	7,426,967	4,782,354
Eric L. Zinterhofer	32,268,937	12,524,298	5,050,817

Accordingly, the foregoing nominees were re-elected to the Board.

Proposal 2 - Approval of the Auditors Appointment Proposal:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
49,709,759	109,832	24,462	—
Accordingly, the Auditors Appointment Proposal was approved.

Proposal 3 - Approval of the Say-On-Pay Proposal:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
41,872,413	3,167,290	32,416	4,771,933
Accordingly, the Say-On-Pay Proposal was approved.

Proposal 4 - Approval of the Say-On-Frequency Proposal:

1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTES
15,567,730	32,691	29,461,765	9,934	4,771,932
Accordingly, the Company has decided that the frequency at which future say-on-pay votes will be held is every three years until the next required advisory vote on the frequency of the Company’s say-on-pay votes.

Item 9.01    Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Exhibit Name

101.SCH	XBRL Inline Taxonomy Extension Schema Document.
101.DEF	XBRL Inline Taxonomy Extension Definition Linkbase.
101.LAB	XBRL Inline Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Inline Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File.* (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY LATIN AMERICA LTD.

By:	/s/ JOHN M. WINTER
John M. Winter
Senior Vice President, Chief Legal Officer & Secretary

Date: May 23, 2024